Subsequent Event - Additional Information (Detail)	12 Months Ended	0 Months Ended
	Dec. 31, 2014	Feb. 24, 2015
Subsequent Event [Line Items]
Stock split description	On February 24, 2015, the Board of Directors approved a two-for-one stock split, to be implemented by way of a stock dividend, whereby shareholders of the Company will receive an additional Common Share for each Common Share held. The stock dividend will be payable on March 25, 2015, to shareholders of record at the close of business on March 11, 2015. All equity-based compensation plans or arrangements and normal course issuer bid will be adjusted to reflect the issuance of additional Common Shares due to the declaration of the stock split.
Stock dividend will be payable date	Mar. 25, 2015
Stock dividend record date	Mar. 11, 2015
Subsequent Event [Member]
Subsequent Event [Line Items]
Stock split conversion ratio		2